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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-77603, and 333-38004), and Form S-8 (File Nos. 333-26813, 333-26823, 333-26831, 33-46519, 33-49956, 33-51851, 33-57553,
333-75781, 333-78949, 333-78951, 333-78979, 333-94717, 333-94719, and 33-52100)
of El Paso Corporation of our report dated March 12, 2001 relating to the consolidated financial statements and the financial statement schedule which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
March 20, 2001